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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OF 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) OCTOBER 19, 2004

                                  PULITZER INC.
             (Exact name of registrant as specified in its charter)

              DELAWARE                   1-9329              43-1819711
    (State or other jurisdiction       (Commission          (IRS Employer
          of incorporation)            File Number)      Identification No.)

   900 NORTH TUCKER BOULEVARD, ST. LOUIS, MISSOURI              63101
      (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code: (314) 340-8000

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 19, 2004, Pulitzer Inc. (the "Company") issued a press release announcing its consolidated financial results for the third quarter ended September 26, 2004. On October 19, 2004, the Company also issued a press release announcing the Company's statistical report for the ninth-period and 39 weeks ended September 26, 2004. Copies of these press releases are furnished as exhibits to this Form 8-K.

The information in this Current Report, including the press releases attached hereto, are being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

      99.1 Pulitzer Inc. Third-Quarter 2004 Earnings Release dated October 19, 2004

      99.2  Pulitzer Inc. Statistical Report Press Release dated October 19,
            2004

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PULITZER INC.

Date: October 19, 2004            By:  /s/ Alan G. Silverglat
                                      ------------------------------------------
                                      Alan G. Silverglat
                                      Senior Vice President-Finance

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                                  Exhibit Index

Exhibit
Number                                   Description
------                                   -----------
99.1        Pulitzer Inc. Third-Quarter 2004 Earnings Release dated October 19,
            2004

99.2        Pulitzer Inc. Statistical Report Press Release dated October 19,
            2004